CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

(Unaudited)

David R. Wilmerding, Jr.

Chairman

November 23, 2022

Fellow Partner:

Our Fund earned $9.92 per share of net investment income in the nine months ended September 30, 2022, compared to $7.75 per share in the same period of 2021.

After providing for the September 30, 2022 distribution, the net asset value per partnership share on September 30, 2022 was $764.70. The net asset value on June 30, 2022, our last report date, was $829.03.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial Average™ will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

 (Unaudited)

Portfolio Review

Summary

U.S. equity markets declined during the third quarter of 2022, resulting in a decline of the S&P 500® Index (“S&P 500”) of -4.88% for the three months ended September 30, 2022. Growth stocks, as measured by the S&P 500® Growth Index, returned -3.86%, while value stocks, as measured by the S&P 500® Value Index, returned -5.82%. Small company stocks, as measured by the Russell 2000 Index, returned -2.18%, and global stocks, as represented by the MSCI World Stock Index, produced a -6.07% return during the third quarter.

As the volatile markets of 2022 evolved, two primary issues drove both equity and fixed income returns: rampant energy price inflation and the Federal Reserve’s response. Caused at first by supply chains, demand-pull inflation created a shortage of goods as consumer spending skyrocketed in 2021. When this spending abated slightly in 2022, cost-push inflation arose from higher energy prices. These “stickier” price hikes caused the Fed to concentrate solely on stamping out inflation by all means available, presenting a seismic shift in strategy away from the “dovish” Fed policies most investors had become accustomed to for much of the last two decades.

The war in Ukraine exacerbated an already stretched energy supply chain for oil and gas worldwide. Underinvestment in new oil and gas production capacity over the prior 5-6 years by both OPEC and U.S. oil companies led to a shortage of excess capacity when demand returned in 2022. In the U.S., oil production failed to surpass pre-pandemic levels or to match the torrid pace of growth experienced during the fracking boom of the 2010s as higher costs and dwindling reserves hampered production.

In Europe, Russia’s disruptions to natural gas exports crippled European energy consumers and impacted industrial production. Manufacturing across various sectors (metals, chemicals, fertilizer, even toilet paper) nearly ground to a halt in some countries due to higher energy costs. Our opinion is that the European continent is already in or quickly heading into a recession caused by these energy-related issues.

With this backdrop, the Fed no longer held the same accommodative stance it did for many years for equity markets and the economy in general. The rise in interest rates at a speed not seen since the late 70s is still working its way through the economy, but already some areas are showing the effects—mortgage lending has declined significantly, and debt issuance has slowed dramatically.

Performance Attribution

During the third quarter of 2022, the portfolio returned -7.43%, underperforming its benchmark index, the S&P 500, which returned -4.88% during the same period.

Underperformance during the quarter was the result of two smaller holdings that significantly underperformed (Intel Corporation and Comcast Corporation), as well as slight underperformance from six of the top seven holdings of the Fund. Intel Corporation returned -30.41% during the quarter, as the PC market cooled and the company’s turnaround efforts progressed at a slower pace than analysts anticipated. Comcast Corporation returned -24.75% during the third quarter, when the company announced that revenue and user growth slowed coming off the boost to growth in 2020-2021 due to the pandemic. Larger holdings—Union Pacific Corporation, Moody’s Corporation, Abbott Laboratories, JPMorgan Chase & Co., Microsoft Corporation, and Johnson & Johnson—constituting approximately 38.16% of the Fund's equity portfolio all slightly underperformed both the broad S&P 500 Index and their respective S&P 500 Index sector.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

 (Unaudited)

Portfolio Review

The Fund saw outperformance from security selection in the materials sector during the quarter. Both Air Products and Chemicals Incorporated and Cabot Corporation outperformed the S&P 500 and the S&P 500 Materials Index sector. PepsiCo Incorporated also outperformed during the quarter, as the company fared better than expected in passing on inflationary costs to the consumer. The Fund also benefitted from having no exposure to the Real Estate and Utilities sectors of the market, as both sectors underperformed the S&P 500 Index.

Outlook

Against the backdrop of a “hawkish” Fed, companies who had utilized the low-interest rate debt markets to fund their operations or leverage their equity may find conditions more difficult going forward. This may also be the case with high-growth, profitless companies that depend on high equity valuations to sustain their operations. Conversely, companies with solid, tangible assets that can generate cash flow in and out of economic cycles with a good hold on their input costs should weather the storm better than others in this environment.

Any opinions expressed are those of Mitchell Sinkler & Starr as of the date of this report and are subject to change based on changes in market or economic conditions. The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Past performance is not a guarantee of future results. Please call 1-866-311-7541 for the most recent month-end performance. In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by Mitchell Sinkler & Starr to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

 (A California Limited Partnership)

PERFORMANCE SUMMARY

As of September 30, 2022

(Unaudited)

	Chestnut Street Exchange Fund	S&P 500® Index	DJIATM Index
3rd Quarter 2022	-7.43%	-4.88%	-6.17%
1 Year	-18.31%	-15.47%	-13.40%
3 Years*	2.86%	8.16%	4.36%
5 Years*	5.43%	9.24%	7.42%
10 Years*	8.66%	11.70%	10.45%
Annualized	10.38%(1)	11.00%(1)	10.96%(1)
Cumulative	9,074.69%(1)	11,749.06%(1)	11,543.95%(1)

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*	Average Annual Return

(1)	Fund Inception 12/29/76

CHESTNUT STREET EXCHANGE FUND

 (A California Limited Partnership)

SCHEDULE OF INVESTMENTS

 September 30, 2022

(Unaudited)

	SHARES	VALUE
COMMON STOCKS: 98.4%
BANKS: 8.2%
Bank of America Corp.	42,257	$1,276,161
JPMorgan Chase & Co.	87,492	9,142,914
Wells Fargo & Co.	59,341	2,386,695
		12,805,770
CAPITAL GOODS: 5.9%
3M Co.	19,975	2,207,238
Emerson Electric Co.	86,366	6,323,719
General Electric Co.	10,135	627,458
		9,158,415

CONSUMER DURABLES & APPAREL: 1.0%
NIKE, Inc.	18,609	1,546,780
		1,546,780

DIVERSIFIED FINANCIALS: 6.8%
Moody's Corp.	43,447	10,562,400
		10,562,400

ENERGY: 4.3%
Exxon Mobil Corp.	51,438	4,491,052
Schlumberger Ltd. ^	62,125	2,230,288
		6,721,340

FOOD & STAPLES RETAILING: 1.3%
Walmart, Inc.	16,094	2,087,392
		2,087,392

FOOD, BEVERAGE & TOBACCO: 4.9%
Altria Group, Inc.	13,542	546,826
Kraft Heinz Co.	3,165	105,553
Mondelez International, Inc.	9,405	515,676
PepsiCo, Inc.	32,829	5,359,663
Philip Morris International, Inc.	13,542	1,124,121
		7,651,839

HEALTH CARE EQUIPMENT & SERVICES: 6.2%
Abbott Laboratories	98,563	9,536,956
Neogen Corp. *	5,146	71,890
		9,608,846

MATERIALS: 9.3%
Air Products and Chemicals, Inc.	44,225	10,292,484
Cabot Corp.	64,783	4,138,986
		14,431,470

MEDIA & ENTERTAINMENT: 10.5%
Alphabet, Inc. Class A*	45,660	4,367,379
Comcast Corp. Class A	166,152	4,873,238
Walt Disney Co. *	65,094	6,140,317
ViacomCBS, Inc. Class B	44,760	852,230
		16,233,164
	SHARES	VALUE

PHARMACEUTICALS & BIOTECHNOLOGY: 9.0%
Johnson & Johnson	50,730	$8,287,253
Merck & Co., Inc.	64,896	5,588,844
Organon & Co.	6,490	151,866
		14,027,963

RETAILING: 4.4%
Amazon.com, Inc.*	17,940	2,027,220
Home Depot, Inc.	17,648	4,869,789
		6,897,009
SEMICONDUCTORS: 2.8%
Intel Corp.	170,002	4,380,952
		4,380,952
SOFTWARE & SERVICES: 10.3%
Check Point Software Technologies Ltd. *^	34,204	3,831,532
Microsoft Corp.	38,394	8,941,963
Oracle Corp.	53,348	3,257,962
		16,031,457

TECHNOLOGY, HARDWARE & EQUIPMENT: 5.8%
Apple, Inc.	57,561	7,954,930
Cisco Systems, Inc.	21,224	848,960
		8,803,890

TRANSPORTATION: 7.7%
Union Pacific Corp.	60,539	11,794,206
		11,794,206
Total Common Stocks
(Cost: $21,578,703)		152,742,893

* Non-Income Producing
^ Foreign Issued Security

TOTAL INVESTMENT IN SECURITIES
(Cost: $21,578,703)	98.4%	$152,742,893
Other assets	2.1%	3,201,135
Other liabilities	(0.4)%	(652,218)
NET ASSETS
(Applicable to 203,075 partnership shares outstanding)	100.0%	$155,291,810
Net Asset Value Per Share		$764.70

Net assets applicable to shares owned by:
Limited partners
(203,042 shares)		$155,266,575
Managing general partners
(33 shares)		25,235
NET ASSETS		$155,291,810

For purposes of this report, the securities in the portfolio have been organized by their respective Global Industry Classification Standard (GICS®) code. GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

 (A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS

 September 30, 2022

(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Although vaccines for COVID-19 are becoming more widely available, the future impact of COVID-19 is currently unknown, and the pace of recovery may vary from market to market, which may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements—The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

•	Level 1	—	quoted prices in active markets for identical securities
•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in active markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

September 30, 2022

(Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

The following is a summary of inputs used, as of September 30, 2022, in valuing the Fund’s investments carried at value:

	Total Value at September 30, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$152,742,893	$152,742,893	$-	$-

*	See details of industry breakout in the Schedule of Investments.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

MANAGING GENERAL PARTNERS
Langhorne B. Smith
Terry Wettergreen
David R. Wilmerding, Jr.

INVESTMENT ADVISER
Mitchell Sinkler and Starr, Inc.
Two Penn Center Plaza, Suite 1320
Philadelphia, PA 19102

ADMINISTRATOR	Third Quarter Report
U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	September 30, 2022
(Unaudited)

Chestnut Street Exchange Fund
TRANSFER AGENT	223 Wilmington West
U.S. Bank Global Fund Services	Chester Pike, Suite 216
615 East Michigan Street	Chadds Ford, PA 19137
Milwaukee, WI 53202	1-866-311-7541